UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2023

BROOKFIELD REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor

New York, New York

10281

(Zip code)

(Address of principal executive offices)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Brookfield Real Estate Income Trust Inc. (the “Company”) announces that Brian W. Kingston, the current Chairman of the Board of Directors (the “Board”), will assume the role of Chief Executive Officer of the Company effective April 4, 2023 following the decision by Zachary B. Vaughan to step down as Chief Executive Officer of the Company on March 29, 2023 to pursue other business opportunities. Mr. Vaughan will work alongside Mr. Kingston during a transition period to ensure a smooth handover. Mr. Vaughan will continue to serve as a Director of the Company.

Set forth below is the biographical information for Mr. Kingston:

Brian W. Kingston, age 49, has served as our Chief Executive Officer since April 2023 and has served as Chairman of the Board of the Company since November 2021. Mr. Kingston has also served as a Managing Partner and Chief Executive Officer of Brookfield Asset Management Ltd.’s Real Estate Group and Brookfield Property Partners L.P. since 2015. Mr. Kingston joined Brookfield Corporation (formerly Brookfield Asset Management Inc.) in 2001 and holds an Honors Bachelor of Commerce from Queens University.

Item 7.01	Regulation FD Disclosure.

A copy of the letter to stockholders regarding this change is attached hereto as Exhibit 99.1. The Company uses its website as a channel of distribution of material information about the Company. Financial and other information regarding the Company, including the letter to stockholders referenced above, is posted on and accessible at https://www.brookfieldreit.com/resources/stockholders-communications.

The information provided in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Letter to Stockholders dated April 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2023

BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary